J.P. Morgan U.S. Equity Funds

JPMorgan Trust I

JPMorgan U.S. GARP Equity Fund

JPMorgan Trust II

JPMorgan Large Cap Growth Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

(All Share Classes)

(each a “Fund” and collectively, the “Funds”)

Supplement dated October 2, 2024

to the current Summary Prospectuses, Prospectuses and

Statements of Information, as supplemented

The purpose of this supplement is to announce the results of the recent special joint meeting of the shareholders held on October 2, 2024 (the “Meeting”), at which the shareholders considered a proposal to change each Fund from a diversified company to a non-diversified company by eliminating each Fund’s related fundamental policy (the “Proposal”).

On October 2, 2024, the shareholders and their designated proxies convened for the Meeting. The Proposal was passed with respect to JPMorgan U.S. GARP Equity Fund, and each of JPMorgan Large Cap Growth Fund and JPMorgan Growth Advantage Fund lacked quorum for the Proposal. Solely with respect to JPMorgan Large Cap Growth Fund and JPMorgan Growth Advantage Fund, the Meeting was adjourned and will reconvene on October 30, 2024, to permit shareholders of these two Funds, as of the record date of July 31, 2024 (the “Record Date”), additional time to vote on the Proposal. Shareholders of JPMorgan Large Cap Growth Fund and JPMorgan Growth Advantage Fund, as of the Record Date, may vote by visiting the voting site found on the proxy materials previously provided to you, returning the proxy card that was included in the proxy materials previously sent to you, or by calling 1-888-628-1041. It is anticipated that, for the JPMorgan U.S. GARP Equity Fund, which passed the Proposal, the change will become effective on or about December 2, 2024.

Information regarding the Proposal is contained in the proxy materials as filed with the Securities and Exchange Commission (the “SEC”). The proxy statement was mailed to shareholders of record, and can be accessed at https://vote.proxyonline.com/JPM/docs/2024mtg.pdf.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-JPM USEQNONDIV-1024